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                                                                   EXHIBIT 10.52

                  DIRECTOR OPTION AGREEMENT 2001 RE: FARRINGTON

     THIS AGREEMENT is by and between Diversified Corporate Resources, Inc., a Texas corporation (herein called the "Company"), and Deborah A. Farrington (herein called "Optionee").

     WHEREAS, the Optionee is a director of the Company; and

     WHEREAS, the Company considers it desirable and in its best interests that Optionee be given an opportunity to acquire an equity interest in the Company in the form of an option to purchase shares of common stock, par value $.10 per share (the "Common Stock"), of the Company; and

     WHEREAS, the option covered by this Agreement is issued pursuant to the Company's Non-Employee Director 1998 Stock Option Plan (the "Plan").

     NOW THEREFORE, in consideration of the premises, it is agreed as follows:

     1. GRANT OF OPTION. The Company shall and does hereby grant to Optionee the
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right, privilege and option to purchase 12,500 shares (the "Shares") of Common
Stock for the price per share in the manner and subject to the conditions hereinafter provided.

     2. TIME OF EXERCISE, VESTING AND EXERCISE PRICE OF OPTION. Subject to the
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terms hereof, the option herein granted must be exercised in whole or in part at any time or times prior to January 1, 2011. Subject to the terms hereof, the option herein granted shall become exercisable (i.e. shall vest) as to 3,125 shares of Common Stock on the last day of each calendar quarter ended on the last day of March, June, September and December commencing with the quarter ended March 31, 2001 and ending with the quarter ended December 31, 2001. The exercise price of the option shall be $2.875 per share, subject to adjustment as herein provided. The parties hereto acknowledge and agree that (a), except as set forth below, such vesting is contingent upon the Optionee being a director of the Company as of any applicable vesting date, regardless of the reason that the Optionee may cease to be a director of the Company, and (b) subject to the restrictions herein as to when the option is

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exercisable, the Optionee shall have the right to select the portion of the option if and when the Optionee exercises any of this option.

          If a "Special Change in Control" (as herein defined) occurs, and whether or not Optionee continues as a director of the Company following the Effective Date (as herein defined) of such Special Change in Control, then, notwithstanding any provision of this Agreement to the contrary, and without limitation, the Optionee will be fully vested with respect to all of the options then covered by this Agreement; such options will be exercisable at the exercise price set forth in the preceding paragraph as may be adjusted pursuant to
Section 5(a) hereof, and will terminate as herein provided.

     3. METHOD OF EXERCISE.
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          a. In order to exercise this option, in whole or in part, the Optionee shall deliver to the Company at its principal place of business, or at such other offices as shall be designated by the Company (i) a written notice of Optionee's election to exercise this option, which notice shall specify the number of shares of Common Stock to be purchased pursuant to such exercise and
(ii) either (A) cash or a check, payable to the order of the Company, equal to the option price, (B) notice that the exercise price is satisfied by reduction of the number of shares to be received by the Optionee upon exercise of this option as provided in Section 3(b) below, with the amount of such reduction specified in such notice, (C) shares of Common Stock having a fair market value equal to the option price, or (D) a combination of the above; the option price shall be the exercise price multiplied by the number of shares of Common Stock to be purchased pursuant to the exercise involved. The Company shall undertake to make prompt delivery of the stock certificate(s) evidencing such part of the Shares, provided that if any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to take such action.

          b. At the election of the Optionee, the Optionee may exercise this option without a cash payment of the exercise price by designating that the number of shares of

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Common Stock issuable to Optionee upon such exercise shall be reduced by the number of shares having a fair market value equal to the amount of the option price for such exercise. In such instance, no cash or other consideration will be paid by the Optionee in connection with such exercise and no commission or other remuneration will be paid or given by the Optionee or the Company in connection with such exercise.

          c. For this purpose, the fair market value of the shares of Common Stock with respect to the exercise of an option shall be determined as of the last business day prior to such exercise of the option.

     4. TERMINATION OF OPTION. To the extent not theretofore exercised, the
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option herein granted shall terminate on the earlier of (a) January 1, 2011, or
(b) six (6) months from the date on which Optionee ceases to be a director of the Company for any reason other than death or disability of the Optionee, or
(c) one (1) year from the date on which Optionee ceases to be a director of the Company if such event is due to the death or disability of the Optionee.

     5. RECLASSIFICATION, CONSOLIDATION, MERGER AND SPECIAL CHANGE IN CONTROL.
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          a. If and to the extent that the number of shares of Common Stock of the Company shall be increased or reduced by change in par value, split-up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares of Common Stock subject to the option herein granted, and the option price therefor, shall be appropriately adjusted.

          b. For all purposes hereof "Special Change in Control" means (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company, a majority-owned subsidiary thereof, J. Michael Moore ("Moore") or any affiliate of Moore, becomes the beneficial owner (as defined pursuant to Schedule 13(d) under the Exchange Act) of the Company's securities having twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company, or (ii)

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as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are beneficially owned (as defined pursuant to Section 13(d) of the Exchange Act) in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction, or (iii) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two- thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. The "Effective Date" of such Special Change in Control shall be the earlier of the date on which an event described in (i), (ii), or (iii) occurs, or (iv) if earlier, the date of the occurrence of the approval by the Company's shareholders of an agreement involving the Company, the consummation of which would result in an event described in (i), (ii), or (iii), hereof, or (v) if earlier, the date of occurrence of the acquisition of beneficial ownership (as defined pursuant to Section 13(d) of the Exchange Act), directly or indirectly, by any entity, person or group (other than the Company, majority-owned subsidiary of the Company, Moore or any affiliate of Moore) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's outstanding securities; provided, however, that the events described in (iv) and (v) will be considered the Effective Date of a Special Change in Control if they are followed within six (6) months by an event described in (i),
(ii) or (iii).

     6. RIGHTS PRIOR TO EXERCISE OF OPTION. The option herein granted is
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nontransferable by Optionee except as herein otherwise provided. This option may be pledged

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for the sole purpose of exercising stock options granted to the Optionee by the
Company to purchase shares of Common Stock of the Company. Unless the Optionee is deceased or disabled, with the determination of the existence or nonexistence of such disability such disability left to the reasonable discretion of the Board of Directors of the Company, or pledged as permitted hereunder, the option herein may only be exercised by the Optionee. If the Optionee dies during the period of time that all or any of part of this option is exercisable, the Optionee's executor or legal representative may exercise all or any part of this option at any time or times during the period of time in which the option herein is granted. If the Optionee is disabled, as aforesaid, the Optionee's legal representative shall have the right to exercise all or any part of this option at any time or times during the period of time in which the Optionee is disabled and the option herein granted has not expired by the terms of this Agreement. With respect to the shares of stock which are subject to the option herein granted, Optionee shall have no rights as a stockholder until payment of the option price for the shares being purchased by exercise of the option herein granted, and the issuance of the shares involved.

     7. BINDING EFFECT. Without limitation, the option herein granted is issued
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under and granted in all respects subject to all of the provisions of, the Plan, all of which provisions of the Plan are incorporated herein by reference. Provided, however, without limitation, that (a) the provisions of this Agreement will determine the agreement of the parties with respect to each matter set forth herein to the extent the provisions of the Agreement do not require a result that is inconsistent with the Plan, (b) the parties expressly agree that no inference shall be drawn with respect to the intent of the parties based on the inclusion of, reference to, some provisions of the Plan in this Agreement, and the omission of such inclusion or reference with respect to other provisions of the Plan in this Agreement, and (c) this Agreement shall be binding upon and inure to the benefit of the Company, and its representatives, successors and assigns, and the Optionee and his or her legal representative (to the extent expressly permitted).

     8. MULTIPLE ORIGINALS. This Agreement may be executed in multiple
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counterparts with each counterpart constituting an original for all purposes.

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     9. TOTAL AGREEMENT. This Agreement may not be amended or revised except by
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a written instrument executed by both of the parties to this Agreement.

     10. BOARD AUTHORITY. Any questions concerning the interpretation of
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Agreement, including the incorporated provisions of the Plan, shall be determined by the Board of Directors of the Company in its reasonable discretion.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the 14th day of February, 2001, but effective as of January 1, 2001.

                             DIVERSIFIED CORPORATE RESOURCES, INC.


                             By: /s/ M. Ted Dillard
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                             Name: M. Ted Dillard
                             Title:President

                             OPTIONEE:


                             /s/ Deborah A. Farrington
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                             Deborah A. Farrington

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